UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 20, 2013

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On May 20, 2013, Kimberly-Clark Corporation (the “Corporation”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives for the several underwriters named therein, for the issuance and sale by the Corporation of $250,000,000 aggregate principal amount of Floating Rate Notes due May 15, 2016, $350,000,000 aggregate principal amount of 2.400% Notes due June 1, 2023, and $250,000,000 aggregate principal amount of 3.700% Notes due June 1, 2043 (collectively, the “Notes”).  The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Corporation’s registration statement on Form S-3 (File No. 333-167886) filed on June 30, 2010.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.  Forms of the Notes are attached hereto as Exhibits 4.1, 4.2 and 4.3.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement dated May 20, 2013

Exhibit 4.1	Form of Floating Rate Notes due May 15, 2016

Exhibit 4.2	Form of 2.400% Notes due June 1, 2023

Exhibit 4.3	Form of 3.700% Notes due June 1, 2043

Exhibit 5.1	Opinion of Thomas J. Mielke

Exhibit 23.1	Consent of Thomas J. Mielke (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: May 23, 2013	By:	/s/ Karen L. Leets
Karen L. Leets
Vice President and Treasurer

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement dated May 20, 2013

Exhibit 4.1	Form of Floating Rate Notes due May 15, 2016

Exhibit 4.2	Form of 2.400% Notes due June 1, 2023

Exhibit 4.3	Form of 3.700% Notes due June 1, 2043

Exhibit 5.1	Opinion of Thomas J. Mielke

Exhibit 23.1	Consent of Thomas J. Mielke (included in Exhibit 5.1 hereto)